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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                   FORM 8-K/A



               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported):  May 8, 2000



                          CET ENVIRONMENTAL SERVICES, INC.
             (Exact Name of Registrant as Specified in its Charter)



        California                   1-13852             33-0285964
(State or other jurisdiction    (Commission file       (IRS Employer
      of incorporation)              number)         identification No.)


             7032 South Revere Parkway, Englewood, Colorado 80112 (Address of Principal Executive Offices, Including Zip Code)


       Registrant's telephone number, including area code:  (720) 875-9115



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                                 SIGNATURES

     In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  CET ENVIRONMENTAL SERVICES, INC.


Dated:  May 18, 2000              By:/s/ Steven H. Davis
                                     Steven H. Davis, President, and Chief
                                     Executive Officer